                                                                   EXHIBIT 10.29


                             FIFTH AMENDMENT TO THE
                            EMPLOYMENT AGREEMENT OF
                                  JOHN C. GOFF

     This FIFTH AMENDMENT TO THE EMPLOYMENT AGREEMENT OF JOHN C. GOFF (the "Fifth Amendment"), dated March 10, 1998, is entered into by and between the undersigned parties. Except as the context may otherwise require, any terms used in this Fifth Amendment which are defined in the Effective Agreement (as hereinafter defined) shall have the same meaning for purposes of this Fifth Amendment as in the Effective Amendment.

                                  WITNESSETH:

     WHEREAS, Rainwater, Inc., a Texas corporation, entered into that certain Employment Agreement with John C. Goff ("Goff") dated April 15, 1994 (the "Original Agreement"); and

     WHEREAS, Rainwater, Inc. subsequently assigned the Original Agreement to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Management Functions Conveyance Agreement between Rainwater, Inc. and the Operating Partnership dated May 4, 1994; and

     WHEREAS, the Original Agreement was amended by the First Amendment to the Employment Agreement of John C. Goff dated July 1, 1995 (the "First Amendment"); and

     WHEREAS, the First Amendment was amended by the Second Amendment to the Employment Agreement of John C. Goff dated March 15, 1996 (the "Second Amendment"); and

     WHEREAS, the Second Amendment was amended by the Third Amendment to the Employment Agreement of John C. Goff dated March 3, 1997 (the "Third Amendment"); and

     WHEREAS, the Third Amendment was amended by the Fourth Amendment to the Employment Agreement of John C. Goff dated June 23, 1997 (the "Effective Agreement"); and

     WHEREAS, Crescent Real Estate Equities, Ltd. ("Crescent, Ltd.") is the general partner of the Operating Partnership; and

     WHEREAS, Crescent, Ltd. is the wholly owned subsidiary of Crescent Real Estate Equities Company, a Texas real estate investment trust ("CREE"), and CREE owns a majority of the limited partner interests in the Operating Partnership; and

     WHEREAS, the Executive Compensation Committee of the Board of Trust Managers of CREE determined on March 9, 1998 that the Effective Agreement should be amended to provide for an annual salary of $105,000 be paid to Goff, commencing March 10, 1998, in reward for services rendered to Crescent, Ltd. and the Operating Partnership and for Goff's contributions to the success and prosperity of Crescent, Ltd. and the Operating Partnership; and

      WHEREAS, the undersigned parties, consisting of all of the parties to the Effective Agreement, desire to amend the Effective Agreement to reflect the increase in Goff's annual salary;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. The Effective Agreement be amended to provide for an annual salary in the amount of $105,000 be paid to Goff, commencing March 10, 1998, as provided pursuant to the terms of the Effective Agreement.

     2. Except as herein amended, the Effective Agreement is hereby ratified, confirmed and affirmed for all purposes and in all respects.

     3. This Fifth Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amendment as of the date first written above.



                                   JOHN C. GOFF


                                   /s/ JOHN C. GOFF
                                   --------------------------------


                                   CRESCENT REAL ESTATE EQUITIES LIMITED
                                   PARTNERSHIP, a Delaware limited partnership


                                   By:  Crescent Real Estate Equities, Ltd.,
                                        a Delaware corporation, its sole
                                        general partner


                                        By:  /s/ DAVID M. DEAN
                                           -------------------------------------

                                        Name:    David M. Dean
                                             -----------------------------------

                                        Title:  Senior Vice President, Law
                                              ----------------------------------



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